UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 15, 2023
Virgin Orbit Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40267	98-1576914
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4022 E. Conant St. Long Beach, California	90808
(Address of principal executive offices)	(Zip Code)
(562) 388-4400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	VORBQ	*
Warrants to purchase common stock	VORWQ	*

*On April 13, 2023, the Company’s common stock and warrants were suspended from trading on The Nasdaq Stock Market LLC (“NASDAQ”) as a result of the Company’s filing of a voluntary petition under Chapter 11 of the United States Bankruptcy Code. Effective April 13, 2023, trades in the Company’s common stock and warrants began being quoted on the OTC Pink Marketplace under the symbols “VORBQ” and “VORWQ”, respectively. On May 2, 2023, NASDAQ filed a Form 25 to delist the Company’s common stock and warrants to remove such securities from registration under Section 12(b) of the Exchange Act.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on April 4, 2023, Virgin Orbit Holdings, Inc. (the “Company”) and its domestic subsidiaries, Virgin Orbit National Systems, LLC, Vieco USA, Inc., Virgin Orbit, LLC and JACM Holdings, Inc. (together with the Company, the “Debtors”) commenced voluntary proceedings (the “Chapter 11 Proceedings”) under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. In connection with the Chapter 11 Proceedings, the Debtors entered into a Senior Secured Superpriority Debtor-in-Possession Term Loan Credit Agreement (the “DIP Credit Agreement”) with Virgin Investments Limited (“VIL”).

On May 15, 2023, the Debtors and VIL entered into an amendment to the DIP Credit Agreement (the “Second Amendment”). Among other things, the Second Amendment extended certain milestones in the DIP Credit Agreement, including (i) extending the deadline for submission of binding bids for some, all or substantially all of the Debtors’ assets from May 15, 2023 to May 19, 2023 at 12:00 p.m. Eastern Time and (ii) extending the deadline for the occurrence of the Plan Effective Date (as defined in the DIP Credit Agreement) from July 8, 2023 to July 14, 2023.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by the full text of the Second Amendment, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Debtor-in-Possession Credit Agreement, dated April 6, 2023, between the Company and Virgin Investments Limited
10.2	First Amendment to Debtor-in-Possession Credit Agreement, dated May 1, 2023, between the Company and Virgin Investments Limited
10.3	Second Amendment to Debtor-in-Possession Credit Agreement, dated May 15, 2023, between the Company and Virgin Investments Limited
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virgin Orbit Holdings, Inc.

Date:	May 19, 2023	By:	/s/ Dan Hart
		Name:	Dan Hart
		Title:	Chief Executive Officer